Discontinued Operations	12 Months Ended
Dec. 31, 2019
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations
(26)	DISCONTINUED OPERATIONS

On August 16, 2018, ACG completed the ATA Online Sale Transaction, among which, 17.5% of the equity interest of ATA Online was transferred directly and indirectly to two entities affiliated with funds managed by CDH Investments, a major Chinese alternative asset management firm based in Beijing (the “CDH Entities”), for a consideration of USD 35.0 million, 16.5% of the equity interest of ATA Online was transferred to three holding companies controlled by certain management members of ATA Online (the “Management Entities”), for a consideration of USD 33.0 million, 15% of the equity interest of ATA Online was transferred to Zhuhai Lihonghuaying Equity Investment Partnership (Limited Partnership), a China-based entity principally engaged in private equity investments, or the LHHY Entity, for a consideration of USD 30.0 million, and 51% of the equity interest of ATA Online was transferred indirectly to New Beauty Holdings Limited, a company controlled by Kevin Xiaofeng Ma, for a consideration of USD 102.0 million.

Upon the final closing of the ATA Online Sale Transaction, a special cash dividend of approximately RMB 946.6 million was distributed on August 24, 2018.

Due to the closing of the Transaction, balance sheet items related to the disposed business lines will no longer be consolidated into ACG’s financial statements since the completion date of the Transaction. For the periods presented, the results of discontinued operations, less applicable income taxes, prior to the disposal date are reported as two separate components of income (loss) on the consolidated statements of comprehensive income (loss) as applicable: 1) Income (loss) from operations of discontinued operations, net of income taxes, and 2) gain from disposal of discontinued operations, net of income taxes.

The major classes of line items constituting operating results of discontinued operations included in the Company’s consolidated statements of comprehensive income (loss) were as follows for the nine months ended December 31, 2017, the year ended December 31, 2018 and the year ended December 31, 2019. The gain from disposal of discontinued operations, net of income taxes, recorded for the year ended December 31, 2019, was to account for the reimbursement of legal and consulting expenses from the buyer in relation to the sale of ATA Online business.

	Nine months ended December 31	Twelve months ended December 31	Twelve months ended December 31
	2017	2018	2019
	RMB	RMB	RMB
Net revenues	484,873,277	194,939,146	—
Cost of revenues	255,263,889	116,432,436	—
Operating expenses	101,413,368	104,587,110	—
Other income (loss)	3,962,257	6,929,814	—
Income (loss) from operations of discontinued operations, before income taxes	132,158,277	(19,150,586)	—
Income tax expense (benefit)	31,517,344	(199,617)	—
Income (loss) from operations of discontinued operations, net of income taxes	100,640,933	(18,950,969)	—
Gain from disposal of discontinued operations, net of income taxes	—	937,605,948	4,894,197
Income from discontinued operations, net of income taxes	100,640,933	918,654,979	4,894,197
Net loss attributable to non-redeemable non-controlling interests from discontinued operations	(352,101)	(10,608)	—
Net Income from discontinued operations attributable to ATA Creativity Global	100,993,034	918,665,587	4,894,197

The condensed cash flows of the discontinued operations were as follows for the nine months ended December 31, 2017, and the years ended December 31, 2018 and 2019.

	Nine months ended December 31	Twelve months ended December 31	Twelve months ended December 31
	2017	2018	2019
	RMB	RMB	RMB
Net cash provided by (used in) operating activities	133,225,150	(25,108,520)	4,894,197
Net cash used in investing activities	(22,052,885)	(8,666,299)	—
Net cash used in financing activities	(93,811,830)	(21,098,633)	—